UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Alaska Communications Systems Group, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Keith E. Gottfried, Esq.

Sean M. Donahue, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, N.W.

Washington, DC 20004-2541

(202) 739-3000

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Alaska Communications Systems Group, Inc., a Delaware corporation (“Alaska Communications”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with Alaska Communications’ solicitation of proxies from its stockholders in connection with its 2018 Annual Meeting of Stockholders and at any and all adjournments or postponements thereof (the “2018 Annual Meeting”). Alaska Communications has neither scheduled the 2018 Annual Meeting nor filed a preliminary or definitive proxy statement with the SEC in connection with its solicitation of proxies to be used at the 2018 Annual Meeting.

Press Release Issued on December 29, 2017

Attached hereto is a press release issued by Alaska Communications on December 29, 2017 wherein Alaska Communications commented on Amendment No. 1 to a Schedule 13D publicly filed with the SEC on December 28, 2017 by Karen Singer and TAR Holdings LLC, a limited liability company for which Karen Singer is the sole member. This press release is being filed herewith because it may be deemed to be solicitation material in connection with Alaska Communications’ solicitation of proxies to be used at the 2018 Annual Meeting.

Important Additional Information And Where To Find It

Alaska Communications, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Alaska Communications’ stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Information regarding the names of Alaska Communications’ directors and executive officers and their respective interests in Alaska Communications by security holdings or otherwise can be found in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, filed with the SEC on April 27, 2017. To the extent holdings of Alaska Communications’ securities have changed since the amounts set forth in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Alaska Communications intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Alaska Communications stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Alaska Communications’ proxy statement for its 2018 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY ALASKA COMMUNICATIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Alaska Communications with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Alaska Communications’ corporate website at www.alsk.com, by writing to Alaska Communications’ Corporate Secretary at Alaska Communications Systems Group, Inc., 600 Telephone Avenue, Anchorage AK 99503 or by contacting Alaska Communications’ investor relations department at (907) 564-7556.

Alaska Communications Comments on Schedule 13D/A Filing

by Karen Singer and TAR Holdings LLC

ANCHORAGE, Alaska - Alaska Communications (NASDAQ: ALSK) today issued the following statement in response to the Schedule 13D/A that was filed with the U.S. Securities and Exchange Commission on December 28 by Karen Singer and TAR Holdings LLC, a limited liability company for which Ms. Singer is the sole member:

Alaska Communications welcomes constructive feedback from its stockholders and regularly meets with and engages in constructive dialogue with its stockholders to understand their perspectives on Alaska Communications’ long-term growth plan. We have held numerous discussions with TAR Holdings since it first initiated its investment in Alaska Communications to understand its perspective on Alaska Communications’ long-term growth plan, including any suggestions and alternate strategies it may have for enhancing value for all Alaska Communications stockholders.

In our discussions with TAR Holdings, its singular focus has been that Alaska Communications should immediately publicly announce a process to explore the sale of Alaska Communications. We have been clear in our discussions with TAR Holdings that our Board and management team are not opposed to any transaction that creates or unlocks value for all our stockholders. However, it is important that any process to explore such a transaction be appropriately managed and undertaken in an orderly manner. We believe that any process that creates uncertainty for our customers and employees will only detract from our ongoing initiatives to enhance and unlock stockholder value harming the future prospects of Alaska Communications and, ultimately, could adversely affect our ability to maximize value for all our stockholders.

Our Board has seven highly qualified and very experienced directors, six of whom are independent and bring a wealth of experience in our sector, in M&A transactions, and in doing business in Alaska. Our Board is actively engaged and, accordingly, there is strong independent director oversight to ensure that management executes on our strategic growth plan and our ongoing initiatives to enhance and unlock shareholder value. As part of such a plan, which our Board believes is in the best interests of all Alaska Communications shareholders, our Board regularly considers, with the assistance of its financial and legal advisors, strategic and value creation alternatives. We remain committed to running a quality business that allows us to retain our talent, fosters trust with our customers, and enables us to win in the market, while we remain open to considering all available options to create and unlock stockholder value for the benefit of all our stockholders.

Morgan, Lewis & Bockius LLP is serving as legal advisor to Alaska Communications.

About Alaska Communications

Alaska Communications (NASDAQ: ALSK) is the leading provider of advanced broadband and managed IT services for businesses and consumers in Alaska. The company operates a highly reliable, advanced statewide data network with the latest technology and the most diverse undersea fiber optic system connecting Alaska to the contiguous U.S. For more information, visit www.alaskacommunications.com or www.alsk.com.

Forward-Looking Statements

This press release includes certain “forward-looking statements,” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements regarding Alaska Communications’ initiatives taken or contemplated to enhance and unlock value for all of its stockholders, Alaska Communications’ efforts to execute on and implement its long-term growth plan, actions taken to enhance Alaska Communications’ future prospects, Alaska Communications’ future operational and financial performance, and the threatened proxy contest by Karen Singer and TAR Holdings LLC. These forward-looking statements are based on management’s beliefs as well as on a number of assumptions concerning future events made using information currently available to management. Readers are cautioned not to put undue reliance on such forward-looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the Company’s SEC filings, including, but not limited to, the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our annual report on Form 10-K and quarterly reports on Form 10-Q. Copies of the Company’s SEC filings may be obtained by contacting its investor relations department at (907) 564-7556 or by visiting its investor relations website at www.alsk.com.

Important Additional Information And Where To Find It

Alaska Communications, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Alaska Communications’ stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Information regarding the names of Alaska Communications’ directors and executive officers and their respective interests in Alaska Communications by security holdings or otherwise can be found in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission (“SEC”) on April 27, 2017. To the extent holdings of Alaska Communications’ securities have changed since the amounts set forth in Alaska Communications’ proxy statement for its 2017 Annual Meeting of Stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. Alaska Communications intends to file a proxy statement and accompanying WHITE proxy card with the SEC in connection with the solicitation of proxies from Alaska Communications stockholders in connection with the matters to be considered at Alaska Communications’ 2018 Annual Meeting of Stockholders. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in Alaska Communications’ proxy statement for its 2018 Annual Meeting, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROXY STATEMENT AND THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY ALASKA COMMUNICATIONS WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain the Proxy Statement, any amendments or supplements to the Proxy Statement, the accompanying WHITE proxy card, and other documents filed by Alaska Communications with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of Alaska Communications’ corporate website at www.alsk.com, by writing to Alaska Communications’ Corporate Secretary at Alaska Communications Systems Group, Inc., 600 Telephone Avenue, Anchorage AK 99503 or by contacting Alaska Communications’ investor relations department at (907) 564-7556.

Alaska Communications

Media Contact:

Heather Cavanaugh, 907-564-7722

Director, External Affairs and Corporate Communications

or

Investor Contact:

Tiffany Smith, 907-564-7556

Manager, Board and Investor Relations

investors@acsalaska.com